Pursuant to Rule 497(e)

Registration No. 33-8746

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

THE TOCQUEVILLE TRUST

SUPPLEMENT DATED FEBRUARY 28, 2006, TO THE

PROSPECTUS DATED FEBRUARY 28, 2006

The Board of Trustees of The Tocqueville Trust (the “Trust”) recently approved a change in the investment policy of The Tocqueville Small Cap Value Fund (the “Fund”) of the Trust to define Small Cap Companies as companies with market capitalizations of less than $3 billion, effective May 15, 2006. The change in the definition of Small Cap Companies will also apply to other references to this term throughout the Prospectus. Accordingly, until May 15, 2006, the Prospectus should read as follows:

On page 3, the first paragraph in the section entitled “Principal Investment Strategies,” should read as follows:

“The Small Cap Value Fund seeks to achieve its investment objective by investing at least 80% of its net assets (which includes, for purposes of this test, the amount of borrowings for investment purposes) in common stocks of companies located in the United States that have market capitalizations of less than $1 billion (“Small Cap Companies”).”